                         FORM OF UNDERWRITING AGREEMENT


                                                                  DRAFT 01/24/96



                       __________ Shares of Common Stock


                             KINETIC CONCEPTS, INC.

                             UNDERWRITING AGREEMENT



                                                               January ___, 1996




BEAR, STEARNS & CO. INC.
ALEX. BROWN & SONS INCORPORATED
         As Representatives of the
         several Underwriters named in
         Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY  10167

Ladies and Gentlemen:


         The undersigned selling shareholders (the "Selling Shareholders") of Kinetic Concepts, Inc., a Texas corporation (the "Company"), propose to sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), __________ shares (the "Firm Shares") of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company. In addition, for the sole purpose of over-allotments in connection with the sale of the Firm Shares, each of the Selling Shareholders named in Schedule III hereto (together, the "Principal Selling Shareholders"), propose to sell to the Underwriters, at the option of the Underwriters, up to an additional __________ shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are herein referred to as the "Shares". The Shares are more fully described in the Registration Statement referred to below.


         1. Representations and Warranties of the Company and the Selling Shareholders.

                 A. The Company represents and warrants to, and agrees with, the several Underwriters that:

                 (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on Form S-3 (No. 33-63957), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements, and supporting schedules thereto, exhibits and all other documents filed as a part thereof, when it shall become effective pursuant to paragraph (b) of Rule 430A of the Rules and Regulations under the Act (the "Regulations"), is herein called the "Registration Statement" and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no 424(b) filing is required, is herein called the "Prospectus". The term "preliminary prospectus" as used herein means any preliminary prospectus as described in Rule 430 of the Regulations. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed.

                 (b) When the Registration Statement shall become effective, when any amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date and the Additional Closing Date, if any (each as hereinafter defined), the Registration Statement and the Prospectus, and any amendments thereof and supplements thereto, will comply in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection
         (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you as herein stated or by or on behalf of any Selling Shareholder insofar as it relates to such Selling Shareholder, in each case expressly for use in connection with the preparation thereof.

                 (c) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, no such document when it was or is filed, and, when read together with the other information in the Prospectus, at the time the Registration Statements and any amendments thereto became effective and at the Closing Date and the Additional Closing Date, if any, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (d) KPMG Peat Marwick LLP, who have certified the financial statements and supporting schedules thereto included in the Registration Statement, and whose report is filed with the Commission as a part of the Registration Statement, are independent public accountants with regard to the Company as required by the Act and the Regulations.

                 (e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet in the Registration Statement and the Prospectus, none of the Company or any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which were incurred or undertaken in the ordinary course of business or are reflected in the Registration Statement and the Prospectus. Subsequent to the dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed therein, there has not been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or the long-term indebtedness of the Company, or any material increase in short-term indebtedness of the Company or any of its subsidiaries or any payment of or declaration to pay any dividends or any other distribution with respect to the capital stock of the Company.

                 (f) The Company has the requisite corporate power and authority necessary to enter into and perform its obligations under this Agreement. This Agreement and the transactions contemplated hereby have been duly and validly authorized by the Company, and this Agreement has been duly and validly executed and delivered by the Company and, assuming the execution and delivery by the other parties hereto, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

                 (g) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of, any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound, except for any such conflict, breach, default, event, lien, charge or encumbrance which, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), (ii) violate or conflict with any provision of any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body, including without limitation, the United States Food and Drug Administration (the "FDA") and the United States Health Care Financing Administration (the "HCFA"), having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, or (iii) violate or conflict with any provision of the articles of incorporation or bylaws of the Company or the articles or certificate of incorporation, bylaws or other organizational document of any of its subsidiaries, except with respect to any of the violations or conflicts listed in clauses (i) and (ii) any such violation or conflict which, either individually or in the aggregate, could not reasonably expected to result in a Material Adverse Effect. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body including, without limitation, the FDA and the HCFA, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the sale and delivery of the Shares to be sold and delivered by the Selling Shareholders hereunder, except (i) the registration under the Act of the Shares,
         (ii) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, and (iii) for those failures to so obtain or make which could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

                 (h) All of the outstanding shares of Common Stock of the Company are duly and validly authorized and issued, fully paid and nonassessable and were not issued in violation of or subject to any preemptive or similar rights. The Company had, at September 30, 1995, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as set forth in the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock or other equity interest in the Company or any of its subsidiaries.

                 (i) All of the Company's direct and indirect subsidiaries are listed in Exhibit 21 to the Registration Statement. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation or limited liability company, as the case may be, in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which are not, either individually or in the aggregate, reasonably expected to have a Material Adverse Effect.
         Each of the Company and its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies including, without limitation, the FDA and the HCFA, to own, lease and operate its properties and conduct its business as now being conducted as described in the Registration Statement and the Prospectus, except for those failures to so obtain which could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

                 (j) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus.

                 (k) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation (in each case as such terms are defined in the Exchange Act and the rules and regulations promulgated thereunder) of the price of the shares of Common Stock to facilitate the sale or resale of the Shares. Except as permitted by the Act, the Company has not distributed any Registration Statement, preliminary prospectus, Prospectus or other offering material in connection with the offering and sale of the Shares.

                 (l) The financial statements, including the notes thereto, and supporting schedules included in or incorporated by reference into the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                 (m) Except as described in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

                 (n) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

                 (o) Except for the delinquent filing of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994, the conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied. The Company has contacted the Commission with respect to such delinquent filing and, based upon discussions with staff members of the Commission, the Company has no reason to believe that, as a result of such delinquent filing, the Commission would require the Company to use any form other than Form S-3 in connection with the sale of the Shares pursuant to this Agreement.

                 (p) No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus or Prospectus has been issued and no proceedings for that purpose have been commenced or are pending before or to the knowledge of the Company are contemplated by the Commission. No stop order suspending the sale of the Shares in any jurisdiction designated by the Underwriters has been issued and no proceedings for that purpose have been commenced or are pending or to the knowledge of the Company are contemplated.

                 (q) There are no contracts, indentures, mortgages, loan agreements, leases or other instruments or documents of the Company or any of its subsidiaries that are required to be described or referred to in the Registration Statement or to be filed as exhibits thereto or in or to any of the documents incorporated by reference therein by the Act, the Exchange Act or by the rules and regulations thereunder, other than those described or referred to therein or filed as exhibits thereto.

                 (r) The financial information of the Company and its subsidiaries set forth in the Prospectus under the captions "Prospectus Summary -- Summary Historical and Pro Forma Consolidated Financial Data", "Capitalization", "Selected Consolidated Financial Data", and "Management's Discussion and Analysis of Financial Condition and Results of Operations" has been fairly stated in all material respects in relation to the relevant financial statements of the Company and its subsidiaries from which such information has been derived.

                 (s) The pro forma financial information and the related notes thereto included in the Registration Statement have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are reasonable and appropriate to give effect to the transactions and circumstances referred to therein.

                 (t) All of the issued and outstanding shares of capital stock of or other ownership interest in each subsidiary of the Company have been duly authorized and validly issued are fully paid and nonassessable and were not issued in violation of or subject to any preemptive or similar rights and are owned by the Company directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other restriction on transferability or voting or other defects of title whatsoever and except as set forth in the Prospectus there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for or agreements or understandings with respect to the sale of or issuance of any shares of capital stock or other equity interest in any such subsidiary.

                 (u) None of the Company or any of its subsidiaries is in violation of its charter or bylaws or is in default in any respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its subsidiaries or their respective properties or assets are subject and which default, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus. There exists no condition that with notice, the passage of time or otherwise, would constitute a default under any such document or instrument and which, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus. Each of the Company and its subsidiaries is in compliance with all local, state and federal laws, ordinances and regulations (including environmental laws) applicable to its properties (whether owned or leased) and its business including, without limitation, those relating to reimbursement by government agencies and fraudulent or wrongful billings, except for such instances of non-compliance which, either individually or in the aggregate, are not reasonably expected to have a Material Adverse Effect.

                 (v) Each of the Company and its subsidiaries possesses such certificates, authorizations, licenses or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies including, without limitation, the FDA and the HCFA, as are material to, or legally required for, the operation of its business. None the Company or any of its subsidiaries has received any notice of proceedings relating to, or otherwise has knowledge that any governmental body or agency, including, without limitation, the FDA and the HCFA, is considering, limiting, suspending, modifying or revoking any such certificate authority, license or permit. The descriptions in the Registration Statement and the Prospectus of local, state, federal or foreign statutes, laws, ordinances and regulations governing the Company and its subsidiaries and their businesses, including any proposed amendments or additions to any such statutes, laws, ordinances or regulations including, without limitation, those administered or promulgated by the FDA and the HCFA, are accurate in all material respects and fairly present the information required to be shown therein. None of the Company or any of its subsidiaries has received any notice of or otherwise has knowledge that any governmental body or agency is considering enacting, amending or repealing any such statutes, laws, ordinances or regulations required to be described in the Registration Statement and the Prospectus that are not so described as required.

                 (w) Except as set forth in the Prospectus, each of the Company and its subsidiaries is in compliance with, and has and will have all necessary permits or authorizations to conduct is business as required under, all applicable existing federal, state and local laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material ("Environmental Laws"), except for such instances of noncompliance which, either individually or in the aggregate, are not reasonably expected to have a Material Adverse Effect. The term "Hazardous Material" means (a) any "hazardous substance" as defined by the comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (b) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum fraction or product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any Environmental Law.

                 (x) Except as set forth in the Prospectus, there is no alleged liability, or to the knowledge of the Company, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) of the Company or any of its subsidiaries arising out of, based upon or resulting from (i) the presence or release into the environment of any Hazardous Material at any location, whether or not owned by the Company or any of its subsidiaries, or (ii) any violation or alleged violation of any Environmental Law (A) which alleged or potential liability is required to be disclosed in the Registration Statement or the Prospectus, other than as disclosed, therein, or (B) which alleged or potential liability, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect.

                 (y) None of the Company or any of its subsidiaries is involved in any material labor dispute or, to the knowledge of the Company, is any such dispute threatened.

                 (z) Except as described in the Prospectus, each of the Company and its subsidiaries own, have the right to use or possess the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by them in connection with the business now operated by them and none of the Company or any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, either individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person which could in any such circumstance reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

                 (aa) There are no material Medicare, Medicaid or any other managed care recoupment or recoupments of any third-party payor being sought, requested, claimed or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries.

                 (ab) The Common Stock currently outstanding is listed on the National Association of Securities Dealers, Inc. Automated Quotation National Market System ("NASDAQ").

                 B. Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:



                 (a) Each Selling Shareholder has (i) caused a certificate or certificates for the number of Shares to be sold by each Selling Shareholder hereunder to be delivered to Dennis E. Noll, Esq. in his capacity as custodian (the "Custodian") under the Custody Agreement (as defined below), endorsed in blank or with blank stock powers duly executed and with signatures appropriately guaranteed by a member firm of the New York Stock Exchange or commercial bank, such certificate or certificates to be held in the custody of the Custodian in accordance with the terms of the Custody Agreement for delivery pursuant to the provisions hereof on the Closing Date or the Additional Closing Date, if any, as the case may be, and (ii) granted an irrevocable power of attorney to James R. Leininger, M.D. and Peter
         A. Leininger, M.D., and either of them, as such Selling Shareholder's attorney-in-fact (the "Attorney-In-Fact") in the form attached hereto as Exhibit A (the "Power of Attorney", and together with the Power of Attorney executed by each other Selling Shareholder and the Custody Agreement in the form attached hereto as Exhibit B, the "Custody Agreement").


                 (b) The execution, delivery and performance of this Agreement and the Custody Agreement on behalf of each Selling Shareholder and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in the breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to the terms of, any agreement, instrument, franchise, license or permit to which such Selling Shareholder is a party or by which such Selling Shareholder or any of such

         Selling Shareholder's property or assets may be bound, including, without limitation, the terms of any trust or similar agreement under which any such Selling Shareholder was formed, or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Shareholder or such Selling Shareholder's properties or assets.

                 (c) Each Selling Shareholder has, and at the time of delivery of the Shares to be sold by such Selling Shareholder such Selling Shareholder will have, full legal right, power, authority and capacity, and, except as required under the Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement, the Custody Agreement, and the consummation of the transactions contemplated hereby and thereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by such Selling Shareholder hereunder.

                 (d) This Agreement and the Custody Agreement have been duly and validly authorized, executed and delivered by such Selling Shareholder and, assuming the execution and delivery by the other parties hereto and thereto, are valid and binding obligations of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

                 (e) Each Selling Shareholder has good, valid and marketable title to the Shares to be sold by such Selling Shareholder pursuant to this Agreement, free and clear of all liens, encumbrances, adverse claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts, options and other defects in title whatsoever, with full power to deliver such Shares hereunder, and, upon the delivery of and payment for such Shares as herein contemplated, each of the Underwriters will receive good, valid and marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of all liens, encumbrances, adverse claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts, options and other defects in title whatsoever.

                 (f) Each Selling Shareholder has not taken and will not take, directly or indirectly, any action which has constituted or which was designed to constitute or which might be reasonably expected to cause or result in stabilization or manipulation (in each case as such terms are defined in the Exchange Act and the rules and regulations promulgated thereunder) of the price of the shares of Common Stock.

                 (g) When the Registration Statement shall become effective, when any amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date or the Additional Closing Date, if any, such parts of the Registration Statement and the Prospectus and any amendments thereof and supplements thereto as relate to such Selling Shareholder and are based upon information furnished in writing to the Company by or on behalf of such Selling Shareholder expressly for use therein will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such parts of such preliminary prospectus and any amendments thereof and supplements thereto as relate to such Selling Shareholder and are based on information furnished in writing to the Company by or on behalf of such Selling Shareholder expressly for use therein did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (h) Except as described in the Registration Statement and the Prospectus, each Selling Shareholder (i) does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by any of the other Selling Shareholders to the Underwriters pursuant to this Agreement, and (ii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company.

                 (i) Except as described in the Registration Statement and the Prospectus, each Selling Shareholder does not possess any registration rights with respect to any securities of the Company.

         2. Purchase, Sale and Delivery of the Shares. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Shareholders agree to sell to the several Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Selling Shareholders, at $___________ per share, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto. The number of Firm Shares to be sold by each Selling Shareholder to each Underwriter shall be the number which bears the same proportion to the total number of Firm Shares to be sold by such Selling Shareholder, as specified in Schedule II hereto, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares to be sold by the Selling Shareholders, subject to such adjustments to eliminate any fractional shares as you in your sole discretion shall make. The Selling Shareholders will have no obligation to sell to the Underwriters any of the Firm Shares hereunder unless the Underwriters purchase all of the Firm Shares hereunder. None of the Selling Shareholders shall be obligated to deliver any of the Shares except upon payment for all of the Shares then to be purchased hereunder or as hereinafter provided.

         Delivery of certificates and payment of the purchase price for the Firm Shares shall be made at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 A.M., New York time, on the fourth full business day following the determination of the purchase price pursuant to this Section 2 (unless such time and date are postponed in accordance with the provisions of Section 9 hereof), or at such other time as shall be agreed upon by you and the Company. The time and date of such delivery and payment are herein called the "Closing Date". Delivery of the certificates for the Firm

Shares shall be made to you for the respective accounts of the several Underwriters against payment by the several Underwriters through Bear, Stearns & Co. Inc. ("Bear Stearns") and Alex. Brown & Sons Incorporated, as representatives for the several Underwriters (together, the "Representatives"), of the purchase price for the Firm Shares to the order of the Custodian by certified or official bank checks, payable in New York Clearing House funds or similar next day funds.

         Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Selling Shareholders shall permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.


         In addition, the Principal Selling Shareholders hereby grant to the several Underwriters the option to purchase up to __________ Additional Shares at the same purchase price per share to be paid by the several Underwriters to the Selling Shareholders for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over- allotments in the sale of Firm Shares by the several Underwriters. This option may be exercised at any time (but not more than once) on or before the thirtieth day following the effective date of the Registration Statement, by written notice by you to the Custodian. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Principal Selling Shareholders will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.



         The number of Additional Shares to be sold by each Principal Selling Shareholder to each Underwriter shall be the number which bears the same proportion to the total number of Additional Shares being sold by such Principal Selling Shareholder, as specified in Schedule III hereto, as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares to be sold by the Selling Shareholders, subject to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.


         Payment for the Additional Shares shall be made by certified or official bank checks in New York Clearing House or similar next day funds, payable to the order of the Custodian, at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

         3. Offering. It is understood that after the Registration Statement becomes effective, the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

         4.      Covenants of the Company and the Selling Shareholders.

         A. The Company covenants and agrees with the several Underwriters that:

                 (a) If the Registration Statement has not yet been declared effective, the Company will use its reasonable best efforts to cause the Registration Statement and any amendment thereof to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to you of such timely filing. The Company will notify you promptly (i) when, prior to the termination of the offering of the Shares, the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or any notification of the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) before or after the effective date of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which you shall reasonably object in writing after being timely furnished in advance a copy thereof; provided, however, that if the Company is advised in writing by its counsel or its independent auditors that, in the opinion of such advisor, such amendment is required under applicable law, the Company may file such amendment notwithstanding the reasonable objection of the Underwriters.

                 (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, or to file under the Exchange Act so as to comply therewith and the rules and regulations thereunder any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and the Company will use its reasonable best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                 (c) The Company will promptly deliver to you two signed copies of the Registration Statement, including exhibits and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the several Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, without exhibits, as you may reasonably request.

                 (d) The Company will endeavor in good faith, in cooperation with you, at or prior to the time the Registration Statement becomes effective, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any such jurisdiction.

                 (e) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (which need not be audited but which shall satisfy the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

                 (f) During a period of 180 days from the date of the Prospectus, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock), except for the Company's issuance of Common Stock upon the exercise of presently outstanding stock options or warrants, and the Company will obtain the undertaking of each of its executive officers and directors (other than executive officers and directors who are Selling Shareholders and thus subject to the provisions of Section 4.B. below), not to engage in any of the aforementioned transactions on their own behalf for a period of 90 days after the date of the Prospectus, without your prior written consent.

                 (g) During a period of three years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of (i) all reports to its shareholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), or any national securities exchange.

                 (h) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 and 15 of the Exchange Act and the rules and regulations thereunder within the time periods required by the Exchange Act and the rules and regulations thereunder.

         B. Each Selling Shareholder covenants and agrees with the several Underwriters that during a period of 180 days from the date of the Prospectus, such Selling Shareholder will not, without your prior written consent, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock), except for the Shares offered pursuant to this Agreement and the sale of Common Stock by James R. Leininger, M.D. upon the exercise of presently outstanding stock options granted by him.

         5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated:

                 (a) The Company hereby agrees to pay all costs and expenses hereunder in connection with (i) preparing, printing, duplicating, filing (other than registration fees) and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto, the underwriting documents (including this Agreement, the Master Agreement Among Underwriters by and among Bear Stearns and the other parties thereto (the "Agreement Among Underwriters"), and the Master Selling Agreement by and among Bear Stearns and the other Parties thereto (the "Selling Agreement")) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), other than the fees and expenses of counsel to the Company, the Underwriters and the Selling Shareholders, (ii) the fees and expenses of accountants to the Company and (iii) travel, lodging, meals and related road show expenses of the Company and the Selling Shareholders, provided that clause (iii) of this paragraph shall not obligate the Company to pay the travel, lodging, meals and related road show expenses of the Underwriters.



                 (b) The Selling Shareholders, jointly and severally, agree to pay all costs and expenses incident to the performance of the obligations of the Selling Shareholders hereunder, and all expenses incident to the performance of the obligations of the Company hereunder, other than those set forth in Section 5(a) hereof, including those in connection with (i) the fees and expenses of counsel to the Company and the Selling Shareholders, (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters and such counsel's disbursements in relation thereto, and
         (iv) the review of the terms of the public offering of the Shares by the NASD and (v) registration fees in connection with filing the Registration Statement with the Commission.


         6. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, as of the date hereof and as of the Closing Date (or in the case of the Additional Shares as of the Additional Closing Date), to the absence from any certificates, opinions, written statements or letters furnished to you or to Latham & Watkins and Wolin, Fuller, Ridley & Miller LLP (together, "Underwriters' Counsel"), pursuant to this Section 6 of any misstatement or omission, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to the following additional conditions:

                 (a) The Registration Statement shall have become effective not later than 5:00 P.M., New York time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by you, and, at or prior to the Closing Date and Additional Closing Date, if any, as the case may be; if the Company shall have elected to rely on Rule 430A of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                 (b) At the Closing Date and the Additional Closing Date, if any, as the case may be, you shall have received the opinion of Cox & Smith Incorporated, counsel for the Company, or such other counsel as may be acceptable to the Representatives, dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                          (i)     Each of the Company, its significant
                 subsidiaries (as such term is defined in Rule 1- 02 of Regulation S-X) and such other of its subsidiaries as identified by the Underwriters has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company, its significant subsidiaries and such other of its subsidiaries as identified by the Underwriters is duly qualified and in good standing as a foreign corporation or limited liability company, as the case may be, in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. Each of the Company, its significant subsidiaries and such other of its subsidiaries as identified by the Underwriters has all requisite corporate authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of each significant subsidiary of the Company and such other of its subsidiaries as identified by the Underwriters has been duly and validly issued and is fully paid and nonassessable and free of preemptive or similar rights and, to the best knowledge of such counsel, is owned directly or indirectly by the Company, free and clear of any lien, encumbrance, adverse claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever.

                          (ii) The Company has authorized capital stock as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock are duly and validly authorized and issued, fully paid and nonassessable and were not issued in violation of or subject to any preemptive or similar rights. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

                          (iii) The Common Stock currently outstanding, including without limitation the Shares, is listed on NASDAQ.

                          (iv) This Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

                          (v) To the knowledge of such counsel, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body including, without limitation, the FDA and the HCFA, pending or threatened against, or involving the properties or business of, the Company or any of its subsidiaries, which, if resolved against the Company or such subsidiary, individually or, to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

                          (vi) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of its significant subsidiaries or any of its other subsidiaries as identified by the Underwriters pursuant to the terms of, any agreement, instrument, franchise, license or permit known to such counsel to which the Company, any of its significant subsidiaries or any of its other subsidiaries as identified by the Underwriters is a party or by which the Company, any of its significant subsidiaries or any of its other subsidiaries as identified by the Underwriters, or their respective properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company, any of its significant subsidiaries or any of its other subsidiaries as identified by the Underwriters, or, to the knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body including, without limitation, the FDA and the HCFA, having jurisdiction over the Company, any of its significant subsidiaries or any of its other subsidiaries as identified by the Underwriters, or any of their respective properties or assets. To the knowledge of such counsel, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body including, without limitation, the FDA and the HCFA, having jurisdiction over the Company, any of its significant subsidiaries or any of its other subsidiaries as identified by the Underwriters, or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                          (vii) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act and the Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus and in any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Exchange Act and the rules and regulations thereunder.

                          (viii) The Registration Statement is effective under the Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Regulations have been made.

                          (ix) The statements in the Prospectus under the caption "Business -- Government Regulation" and "-- Reimbursement," insofar as such statements constitute a summary of the matters referred to therein, fairly present the information required to be presented by the Act or the Regulations.

                          In addition, such opinion shall also contain a
                 statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and its subsidiaries, and the Underwriters at which the contents of the Prospectus and related matters were discussed and that, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the Registration Statement and the Prospectus, and any amendment thereof or supplement thereto made prior to the Closing Date or the Additional Closing Date, if any, as the case may be, except as specifically stated in such counsel's opinion, on the basis of the foregoing (relying as to materiality to a large extent upon the factual information provided by the officers and other representatives of the Company), no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable) (or any amendment thereof made prior to the Closing Date or the Additional Closing Date, if any, as the case may be, as of the date of such amendment) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof (or any amendment thereof or supplement thereto made prior to the Closing Date or the Additional Closing Date, as the case may be, as of the date of such amendment or supplement) and of the Closing Date and the Additional Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference therein).

                          In rendering such opinion, such counsel may rely (A)
                 as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate or limited liability company existence, as the case may be, or good standing of the Company and its subsidiaries, provided, that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                 (c) You shall have received, with respect to the Selling Shareholders, at the Closing Date and, with respect to the Principal Selling Shareholders, the Additional Closing Date, if any, as the case may be, the opinion of Cox & Smith Incorporated, counsel for the Selling Shareholders, dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                          (i) This Agreement and the Custody Agreement have been duly and validly authorized, executed and delivered by or on behalf of each Selling Shareholder or Principal Selling Shareholder, as the case may be, and is a valid and binding obligation of each Selling Shareholder or Principal Selling Shareholder, as the case may be, enforceable against such Selling Shareholder or Principal Selling Shareholder, as the case may be, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

                          (ii) To the knowledge of such counsel, each Selling Shareholder or Principal Selling Shareholder, as the case may be, has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all courts and all public, governmental or regulatory agencies and bodies as are required for the execution, delivery and performance of this Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                          (iii) To the knowledge of such counsel, upon the delivery of and payment for the Shares to be sold by the Selling Shareholders or Principal Selling Shareholders, as the case may be, pursuant to this Agreement as herein contemplated, each of the Underwriters who is not aware of any adverse claim with respect thereto and who is otherwise a bona fide purchaser of the Shares subject to and within the meaning of Section 8-306 of the [Texas] Uniform Commercial Code as in effect on the date hereof, will receive all rights and interests in and to the Shares purchased by it from the Selling Shareholders or Principal Selling Shareholders, as the case may be, free of any adverse claim.

                          (iv) The execution, delivery and performance of this Agreement and the Custody Agreement by the Selling Shareholders or Principal Selling Shareholders, as the case may be, and the consummation of the transactions contemplated hereby and thereby will not violate or conflict with, to the knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over any of the Selling Shareholders or Principal Selling Shareholders, as the case may be, or any of their respective properties or assets.

                          (v) The statements in the Prospectus under the caption "Principal and Selling Shareholders," insofar as such statements constitute a summary of the matters referred to therein, fairly present the information required to be presented therein by the Act or the Regulations in all material respects.

                 In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws and (B) as to matters of fact, to the extent they deem proper, on certificates of, or certificates of responsible officers of, the Selling Shareholders or Principal Selling Shareholders, as the case may be, provided, that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinions of such counsel for the Selling Shareholders or Principal Selling Shareholders, as the case may be, shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                 (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from each Underwriters' Counsel an opinion, dated as of the Closing Date and the Additional Closing Date, if any, as the case may be, with respect to the sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company and the Selling Shareholders or Principal Selling Shareholders, as the case may be, shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (e) At the Closing Date and Additional Closing Date, if any, you shall have received a certificate of the President and Chief Executive Officer, and the Senior Vice President and Chief Financial Officer of the Company, dated the Closing Date or Additional Closing Date, as the case may be, to the effect that the condition set forth in subsection (a) of this Section 6 has been satisfied, that as of the date hereof and as of the Closing Date or Additional Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 1 hereof are accurate, and that as of the Closing Date or the Additional Closing Date, as the case may be, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and that subsequent to the respective dates as to which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries taken as a whole, or that is reasonably expected to have a Material Adverse Effect, except in each case as described in or contemplated by the Prospectus.


                 (f) At the Closing Date, you shall have received certificates executed by each of the Selling Shareholders (or by the Attorney-in-Fact on behalf of any such Selling Shareholder), dated the Closing Date, to the effect that (i) if such certificate is executed by the Selling Shareholder, the representations and warranties of such Selling Shareholder set forth in Section 1 hereof are accurate, and that as of the Closing Date, the obligations of such Selling Shareholder to be performed hereunder on or prior thereto have been duly performed and (ii) if such certificate is executed by the Attoney-in-Fact, the best knowledge of the Attorney- in-Fact, the representations and warranties of such Selling Shareholder set forth in Section 1 hereof are accurate, and that as of the Closing Date, the obligations of such Selling Shareholder to be performed hereunder on or prior thereto have been duly performed.



                 (g) At the Additional Closing Date, if any, you shall have received a certificate executed by each Principal Selling Shareholder (or by the Attorney-in-Fact on behalf of any such Principal Selling Shareholder), dated the Additional Closing Date, to the effect that (i) if such certificate is executed by the Principal Selling Shareholder, the representations and warranties of such Principal Selling Shareholder set forth in Section 1 hereof are accurate, and that as of the Additional Closing Date, the obligations of such Principal Selling Shareholder to be performed hereunder on or prior thereto have been duly performed and (ii) if such certificate is executed by the Attoney-in-Fact, the best knowledge of the Attorney-in-Fact, the representations and warranties of such Principal Selling Shareholder set forth in Section 1 hereof are accurate, and that as of the Additional Closing Date, the obligations of such Principal Selling Shareholder to be performed hereunder on or prior thereto have been duly performed.


                 (h) At the time this Agreement is executed and at the Closing Date and Additional Closing Date, if any, as the case may be, you shall have received a letter, from KPMG Peat Marwick LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date or Additional Closing Date, as the case may be, or addressed to the Underwriters and in form and substance satisfactory to you, to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them; (ii) stating that, in their opinion, the financial statements and schedules of the Company included or incorporated by reference in the Registration Statement, the preliminary prospectus and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations, and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a review of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries in accordance with professional standards for a review of the unaudited consolidated financial statements of the Company, a reading of the minutes of meetings and consents of the shareholders and boards of directors of the Company and its subsidiaries and the committees of such boards subsequent to December 31, 1994, to inquiries of officers and other employees of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries with respect to transactions and events subsequent to December 31, 1994, and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that (A) the unaudited consolidated financial statements and schedules of the Company included or incorporated by reference in the Registration Statement, the preliminary prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations, and the Exchange Act and the applicable published rules and regulations thereunder or that such unaudited consolidated financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included and incorporated by reference in the Registration Statement, the preliminary prospectus and the Prospectus, (B) with respect to the period subsequent to December 31, 1994 there were, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet included and incorporated by reference in the Registration Statement, the preliminary prospectus and the Prospectus, except for changes or decreases which the Registration Statement, the preliminary prospectus and the Prospectus disclose have occurred or may occur or which are set forth in such letter or (C) that during the period from the date of the most recent balance sheet of the Company included in the Registration Statement, the preliminary prospectus and the Prospectus to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement, the preliminary prospectus and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement, the preliminary prospectus and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company and its subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.

                 (i) You shall have received from each person who is a director or executive officer of the Company the "lock-up" agreements described in Sections 4.A.(f) and 4.B hereof.

                 (j) Prior to the Closing Date and the Additional Closing Date, if any, as the case may be, the Company and the Selling Shareholders and the Principal Selling Shareholders, as the case may be, shall have furnished to you such further information, certificates and documents as you may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the

Underwriters hereunder may be cancelled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by you at, or at any time prior to, the Additional Closing Date, if any. Notice of such cancellation shall be given to the Company and the Selling Shareholders and the Principal Selling Shareholders, as the case may be, in writing, or by telephone and confirmed in writing.

         7.      Indemnification.

                 (a) The Company and James R. Leininger, M.D. (the "Indemnifying Selling Shareholder") jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter, within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims and any and all expense whatsoever (including but not limited to reasonable attorneys' fees and any and all expense whatsoever as incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and the Indemnifying Selling Shareholder will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity contained in this Section 7(a) shall not inure to the benefit of any such indemnified Underwriter, and the Company and the Indemnifying Selling Shareholder shall not be liable to any such indemnified Underwriter, from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased the Shares concerned to the extent that any such losses, liabilities, claims, damages, or expenses of such indemnified Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus, as the same may be amended or supplemented, within the time required by the Act (if required thereby), and the untrue statements or the alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus was corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of noncompliance by the Company with its obligations under Section 4.A(c) hereof. In addition, the Company and each Selling Shareholder severally, and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter, within the meaning of Section 15 under the Act or Section 20(a) of the Exchange Act, as provided above, or arise out of or are based in whole or in part on any inaccuracy in their respective representations and warranties contained herein or any failure of the Company or any of the Selling Shareholders to perform their respective obligations hereunder or under applicable law, but, in the case of any such loss, liability, claim, damage or expense which arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance and in conformity with written information furnished in writing to the Company by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof. Notwithstanding any provisions in this Agreement to the contrary, no Selling Shareholder shall be required to provide indemnification hereunder for any losses, liabilities, claims, damages or expenses arising solely out of, or based in whole or in part solely on, any breach by the Company or any other Selling Shareholder of the Company's or such other Selling Shareholder's representations, warranties and covenants under this Agreement. This indemnification obligation of the Indemnifying Selling Shareholder and the other Selling Shareholders shall be limited to the net proceeds received by the Indemnifying Selling Shareholder or other Selling Shareholder (before deducting expenses) from the sale of the Indemnifying Selling Shareholder's or other Selling Shareholders' Firm Shares and, in the case of the Indemnifying Selling Shareholder, the Indemnifying Selling Shareholder's Additional Shares. This indemnity agreement will be in addition to any liability which the Company, the Indemnifying Selling Shareholder and the other Selling Shareholders may otherwise have to any Underwriter including under this Agreement.

                 (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each Selling Shareholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
         Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder.
         This indemnity will be in addition to any liability which any Underwriter may otherwise have to the Company or any Selling Shareholder including under this Agreement. The Company and each Selling Shareholder acknowledge that the statements set forth in the last paragraph of the cover page and in the first and third paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be, and the Underwriters represent that such statements are true and correct in all material respects as of the date hereof.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been actually prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, provided, that the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one such counsel and one local counsel for each jurisdiction as considered necessary by the indemnified parties in their reasonable judgment or as advised by counsel shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent shall not be unreasonably withheld.

         8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7(a) hereof is for any reason held to be unavailable from the Company or any Selling Shareholder or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, reasonable legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and any Selling Shareholder any contribution received by the Company or such Selling Shareholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company, one or more of the Selling Shareholders and one or more of the Underwriters may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Shareholders and the Underwriters in connection with the untrue or alleged untrue statements or omissions or alleged omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as (x) in the case of the Company and the Selling Shareholders, the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Shareholders and (y) in the case of the Underwriters, the underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Shareholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The Company and the Indemnifying Selling Shareholder shall be jointly and severally liable, and each of the other Selling Shareholders shall be severally liable in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by such Selling Shareholder bears to such total offering proceeds received by all Selling Shareholders (other than the Indemnifying Selling Shareholder), for the amounts to be contributed by any of them pursuant to the provisions of this
Section 8. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, each person, if any, who controls a Selling Shareholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Selling Shareholder, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent shall not be unreasonably withheld.

         9.      Default by an Underwriter.

                 (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of shares of Firm Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the nondefaulting Underwriters.

                 (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within 5 calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Principal Selling Shareholders to sell the Additional Shares shall, thereupon terminate, without liability on the part of the Company or the Selling Shareholders with respect thereto (except in each case as provided in Sections 5, 7(a) and (c) and 8 hereof) or the several Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters, the Company and the Selling Shareholders for damages occasioned by its or their default hereunder.

                 (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, if any, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

         10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Selling Shareholders and the Company contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in
Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any Selling Shareholder or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the several Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 11(d) hereof shall survive the termination of this Agreement including pursuant to Sections 9 or 11 hereof.

         11.     Effective Date of Agreement; Termination.

                 (a) This Agreement shall become effective at such time after notification of the effectiveness of the Registration Statement as you, the Company and the Selling Shareholders shall agree upon the purchase price per Share. If the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the seventh full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Shareholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you and the Selling Shareholders or the Attorney-in-Fact, or by joint action only of all the Selling Shareholders directly or the Attorney-in-Fact on behalf of all the Selling Shareholders by notifying the Company and you, or by you notifying the Company and the Selling Shareholders or the Attorney-in- Fact. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 1, 5, 7 and 8 hereof shall at all times be in full force and effect.

                 (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, if any, as the case may be, if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, securities markets; or if trading on the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or if the United States shall have become involved in a war or major hostilities; or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States; or if any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating-organization" (as defined for purposes of Rule 436(g) under the Regulations); or if a banking moratorium has been declared by a state or federal authority, or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; or if there shall have been such change in the market for the Company's securities or securities in general or in political, financial or economic conditions as in your judgment makes it impractical or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

                 (c) Any notice of termination pursuant to this Section 11 shall be by telephone or facsimile transmission, confirmed in writing by letter.

                 (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 11(a) hereof or (ii) Sections 9(b) or 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the several Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof, the Company and the Selling Shareholders jointly and severally agree subject to demand by you, to reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the several Underwriters in connection herewith.


         12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or facsimile transmission and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, NY 10167, Attention: _______________; if sent to the Company or any Selling Shareholder, shall be mailed, delivered, or facsimile transmission and confirmed in writing, in the case of the Company, to the Company, 8023 Vantage Drive, San Antonio, Texas 78230, Attention: Dennis E. Noll, Esq., Senior Vice President and General Counsel, and in the case of any Selling Shareholder, to the Attorney-in-Fact, 8023 Vantage Drive, San Antonio, Texas 78230, Attention: James R. Leininger, M.D. and Peter A. Leininger, M.D.


         13. Parties. You represent that you are authorized to act on behalf of the several Underwriters named in Schedule I hereto, and the Company and the Selling Shareholders shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Underwriters when the same shall have been given by you on such behalf. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Selling Shareholders and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

         14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York.


                            [signature page follows]

         If the foregoing correctly sets forth the understanding among you, the Company and the Selling Shareholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                        Very truly yours,

                                        KINETIC CONCEPTS, INC.



                                        By:
                                           ------------------------------------
                                             Raymond R. Hannigan, President
                                             and Chief Executive Officer



                                        THE SELLING SHAREHOLDERS NAMED IN
                                        SCHEDULE II HERETO




                                        By:
                                           ------------------------------------

                                             Name:

                                             Attorney-in-Fact


AGREED and ACCEPTED as of the date
first above written.

BEAR, STEARNS & CO. INC.
ALEX. BROWN & SONS INCORPORATED
On behalf of themselves and the other several
Underwriters named in Schedule I hereto.

       By: Bear, Stearns & Co. Inc.


       By:
          -----------------------------------
            Name:
            Managing Director

                                   SCHEDULE I


                                                                                Number of Additional Shares
                                               Number of Firm Shares to be      which may be Purchased from
                                               Purchased from the Selling          the Principal Selling
 Name of Underwriter                                  Shareholders                       Shareholders
 -------------------                                  ------------             ------------------------------
 Bear, Stearns & Co. Inc.

 Alex. Brown & Sons Incorporated






                                                  --------------------              --------------------

 Total
                                                  ====================              ====================

                                  SCHEDULE II




                                                                                        Number of Firm
 Name of Selling Shareholder                                                          Shares To Be Sold
 ---------------------------                                                          -----------------
 James R. Leininger, M.D.

 Peter A. Leininger, M.D.

 Daniel E. Leininger

 John H. Leininger, O.D.

 Covenant Foundation, Inc.

 Kinetic Concepts Foundation

 The PAL Foundation

 Mercy International

 The Miami Project

 Peter A. Leininger 1987 Family Trusts  pursuant to the trust agreement dated
 October 8, 1987 between Peter A. Leininger and Rebecca Robena Leininger (as grantors) and James R. Leininger (as trustee):

             Catherine Adele Leininger (January 30, 1981)

             Peter Glenn Leininger  (April 27, 1969)

             Rebecca Ruth Leininger (February 4, 1973)

             Whitney Erin Leininger (March 29, 1987)

 James R. Leininger 1987 Family  Trusts pursuant to the trust agreement dated
 September 10,  1987 between James  R. Leininger and  Cecelia Anne  Leininger
 (as grantors) and Peter A. Leininger (as trustee):

             Brian C. Leininger (July 27, 1975)

             Kelly C. Leininger (April 19, 1987)

             Tracy M. Leininger (September 25, 1979)

 John H.  Leininger Children's 1993   Trusts pursuant to  the trust agreement
 dated September 30, 1993  between John H.  Leininger and Diane J.  Leininger
 (as grantors) and Peter A. Leininger (as trustee):

            Jeffrey Eric Leininger (12/14/72)

            John Ryan Leininger (02/24/76)

            Gregory Scott Leininger (09/03/79)

            Kathryn Suzanne Leininger (03/24/81)
 Total
                                                                                       ================

                                                            SCHEDULE III TO THE
                                                          UNDERWRITING AGREEMENT



                         PRINCIPAL SELLING SHAREHOLDERS




                                                                                       NUMBER OF
                                                                                       ADDITIONAL
                                                                                       SHARES WHICH
NAME OF PRINCIPAL SELLING SHAREHOLDER                                                  MAY BE SOLD
-------------------------------------                                                  -----------
James R. Leininger, M.D.
John H. Leininger, O.D.
Daniel E. Leininger
Covenant Foundation, Inc.
Kinetic Concepts Foundation
The PAL Foundation
Mercy International
Peter A. Leininger 1987 Family Trusts pursuant to the trust agreement dated October 8, 1987 between Peter A. Leininger and Rebecca Robena
Leininger (as grantors) and James R. Leininger (as trustee):
   Catherine Adele Leininger (January 30, 1981)
   Peter Glenn Leininger  (April 27, 1969)
   Rebecca Ruth Leininger (February 4, 1973)
   Whitney Erin Leininger (March 29, 1987)
James R. Leininger 1987 Family Trusts pursuant to the trust agreement dated September 10, 1987 between James R. Leininger and Cecelia Anne
Leininger (as grantors) and Peter A. Leininger (as trustee):
   Brian C. Leininger (July 27, 1975)
   Kelly C. Leininger (April 19, 1987)
   Tracy M. Leininger (September 25, 1979)
John H. Leininger Children's 1993  Trusts pursuant to the trust agreement dated September 30, 1993 between John H. Leininger and Diane
J. Leininger (as grantors) and Peter A. Leininger (as trustee):
  Jeffrey Eric Leininger (12/14/72)
  John Ryan Leininger (02/24/76)
  Gregory Scott Leininger (09/03/79)
  Kathryn Suzanne Leininger (03/24/81)
                                                                                           ---------
       Total
                                                                                           =========

                                                                       EXHIBIT A
                             KINETIC CONCEPTS, INC.

                               POWER OF ATTORNEY


                 WHEREAS, the undersigned (the "Undersigned") owns shares of Common Stock, $.001 par value (the "Common Stock"), of Kinetic Concepts, Inc., a Texas corporation (the "Company"); and

                 WHEREAS, the Undersigned, subject to the terms and conditions stated herein, desires to sell the number of shares of Common Stock set forth below the Undersigned's name on the signature page hereof (the "Shares"); and


                 WHEREAS, the Undersigned proposes to sell the Shares to the several underwriters (the "Underwriters") named in Schedule I to the Underwriting Agreement to be entered into by and among the Company, the Undersigned, the other selling shareholders named therein (the "Other Selling Shareholders", and together with the Undersigned, the "Selling Shareholders") and the Underwriters, substantially in the form attached hereto as Exhibit A with such changes, including additions, deletions and amendments thereto, as the Attorneys-in-Fact (as defined below), or either of them, may deem necessary or advisable (the "Underwriting Agreement");



                 NOW, THEREFORE, as an inducement to the Underwriters and the Company to execute the Underwriting Agreement in such form as may be entered into, executed and delivered by the Attorneys-in-Fact, or either of them, as hereinafter provided, and in order to secure the performance of the Underwriting Agreement upon its execution, the Undersigned agrees, for the benefit of the Underwriters and the Company as follows:



                 1.  Delivery of Certificates; Appointment of
Attorneys-in-Fact; Grant of Authority. The undersigned is delivering herewith, for deposit with Dennis E. Noll, Esq., in his capacity as custodian (the "Custodian"), a certificate or certificates that represent the number of share of issued and outstanding Common Stock set below the Undersigned's signature on the signature page hereof, that are registered in the name of the Undersigned or in the name of a nominee which holds such certificates for the account of the Undersigned. The Undersigned hereby makes, constitutes and appoints, irrevocably, subject to the terms hereof, James R. Leininger, M.D., and Peter
A. Leininger, M.D., and either of them, as the true and lawful attorneys-in-fact (the "Attorneys-in-Fact") of the Undersigned, each with full power and authority, for and in the name, place and stead of the Undersigned:


                          (a) To negotiate and agree with the Underwriters on the per share price at which the Shares are to be sold by the Undersigned to the Underwriters, which purchase price shall be the same price per share to be paid by the Underwriters to the

         Other Selling Shareholders and to sell up to such number of Shares at such price as shall be determined by the Attorney-in-Fact executing the Underwriting Agreement, acting in his sole discretion, it being understood and agreed that:

                                  i.  not more than the aggregate number of
                 Shares set forth below the Undersigned's name on the signature page hereof shall be sold by the Undersigned to the Underwriters pursuant to the Underwriting Agreement; and

                                  ii.  the reoffering of the Shares by the
                 Underwriters shall be by a public offering registered under the Securities Act of 1933, as amended (the "Act").


                          (b) To make the representations and warranties and enter into the agreements on behalf of the Undersigned contained in the Underwriting Agreement, to execute and deliver the Underwriting Agreement on behalf of the Undersigned with full power to make such changes including additions, deletions and amendments thereto as the Attorneys-in-Fact, or either of them, shall deem necessary or advisable, in their sole discretion, and to consummate the transactions contemplated thereby.



                          (c) To arrange for, prepare or cause to be prepared a registration statement, and all amendments thereto, under the Act covering the offering and sale of the Shares by the Undersigned and the Other Selling Shareholders (collectively, the "Registration Statement"), and to take all necessary action with respect to such Registration Statement as the Attorneys-in-Fact, or either of them, shall deem necessary or advisable, in their sole discretion, subject, however, to the Undersigned's rights under the Underwriting Agreement.



                          (d)  To take any and all steps that the
         Attorneys-in-Fact, or either of them, shall deem necessary or advisable, in their sole discretion, in connection with the registration of the Shares under the Act and under the securities or Blue Sky laws of any jurisdiction, including the preparation of the Registration Statement, the making of any undertakings or representations (but only to the extent contained in or consistent with the representations of the Selling Shareholders set forth in the Underwriting Agreement), the execution and filing of letters and other communications to the Securities and Exchange Commission (the "Commission") regarding the Registration Statement and the performance of any such other acts as the Attorneys- in-Fact, or either of them, shall deem necessary or advisable, in their sole discretion.



                 To the extent such actions, letters and communications relate to the Undersigned, they will be based upon written information furnished and provided by or on behalf of the Undersigned, provided that the Attorneys-in-Fact reasonably believe that such information is true and correct.



                          (e) To execute, acknowledge and deliver the Custody Agreement, substantially in the form attached hereto as Exhibit B (the "Custody Agreement"), with full power to make such changes, including additions, deletions and amendments thereto, as the Attorneys-in-Fact, or either of them, shall deem necessary or advisable, in their sole discretion, pursuant to which the certificates representing the Undersigned's Shares will be held by the Custodian for sale as contemplated by the Underwriting Agreement, to deliver the certificate or certificates representing the Shares to the Custodian, to instruct the Custodian with respect to the number of Shares to be sold, and to consummate the transactions contemplated by the Custody Agreement.


                          (f) To do all things and to perform all acts required to be performed on the part of the Undersigned in connection with the sale by the Undersigned of the Undersigned's Shares, including, but not limited to, (i) the transfer of the Shares of the Undersigned on the books of the Company in order to effect their sale,
         (ii) the endorsement and execution and delivery of all stock certificates, stock powers, certificates, receipts, instructions to transfer agents and registrars, and any other document and paper required, contemplated by, or deemed necessary or advisable by the Attorneys-in-Fact, or either of them, in their sole discretion, in connection with, the performance of the Underwriting Agreement, the Custody Agreement, the registration of the Shares pursuant to the Act, and the exemption, qualification or registration of the Shares under the securities or Blue Sky laws of any state or jurisdiction, (iii) the authorization for payment by the Custodian out of the net proceeds of any sale to the Underwriters, or the withholding by Bear, Stearns & Co. Inc. and Alex. Brown & Sons Incorporated, as representatives of the Underwriters (the "Representatives") from such proceeds, of the Undersigned's necessary transfer taxes in connection with the sale and delivery to the Underwriters of the Shares sold by the Undersigned,
         (iv) the retention of one legal counsel in connection with all matters referred to herein (which counsel may, but need not be, counsel for the Company), (v) the return to the Undersigned of certificates representing the number of Shares (if any) received by the Custodian but not sold by the Undersigned to the Underwriters, (vi) instructing the Custodian as to the number of Shares to be sold by the Undersigned and (vii) to otherwise act for, in the name of and on behalf of the Undersigned with respect to the transactions described in the Underwriting Agreement and the Custody Agreement, as fully as the Undersigned could if then personally present and acting.



                 The Undersigned recognizes that the number of Shares that the Underwriters will purchase from the Selling Shareholders (the "Underwritten Shares") may be less than the number of Shares desired to be sold by any or all Selling Shareholders. In the event the number of Underwritten Shares is less than the aggregate number of Shares desired to be sold by any or all Selling Shareholders, the Attorneys-in-Fact, or either of them, are authorized and directed to determine that portion of the Shares that the Undersigned is entitled to sell, if any, on a pro rata basis among each of the Other Selling Shareholders and any such determination by the Attorneys-in-Fact, or either of them, shall be final and binding upon the undersigned.



                 The Attorneys-in-Fact, and either of them, shall be entitled to act and rely upon any statement, notice or instruction received by the Undersigned in writing or by facsimile transmission.


                 2. Irrevocability. All authority conferred hereby shall be deemed granted and conferred in contemplation and furtherance of the interests of the Underwriters and the Company, and this Power of Attorney is irrevocable and is coupled with an interest, subject to the provisions of Section 4 hereof. The obligations and authorizations of the Undersigned hereunder shall not be terminated by operation of law or the occurrence of any event whatsoever, including, but not limited to, the merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death or incapacity of the Undersigned or the occurrence of any other similar event; and if, after the execution of this Power of Attorney and before the completion of the transactions contemplated by the Underwriting Agreement, the Undersigned merges, consolidates, liquidates, reorganizes, enters bankruptcy, becomes insolvent, dissolves, dies or becomes incapacitated or any other similar event occurs, the Attorneys-in-Fact, and each of them, are nevertheless authorized and directed to complete all such transactions, including the delivery of the certificates for the Shares to be sold to the Underwriters, as if such merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death, incapacity or other similar event had not occurred, regardless of whether or not the Attorneys-in- Fact shall have received notice thereof.


                 3.  Representations and Warranties.


                          (a)  The Undersigned represents and warrants to the
Attorneys-in-Fact, to the Company, to each of the Underwriters and to legal counsel for the Company and the Undersigned, that (i) the Undersigned has, and at and as of the date the Underwriting Agreement is executed and at the Closing Date and any Additional Closing Date (each as defined in the Underwriting Agreement) will have, full right, power and authority and all authorizations and approvals required by law or otherwise to enter into this Power of Attorney, the Custody Agreement and Underwriting Agreement and (ii) the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or constitute a breach of, or default under, any bond, debenture, note or any other evidence of indebtedness or in any indenture or other material agreement to which the Undersigned is a party or by which it is bound or to which any of its properties is subject, or any law, statute, rule, regulation, judgment or court decree applicable to the Undersigned.



                          (b)  The Undersigned hereby represents and warrants
to the Attorneys-in-Fact, the Company, the Underwriters and to legal counsel for the Company and the Undersigned, that the Undersigned has carefully reviewed the representations, warranties, statements and agreements to be made by the Undersigned as a Selling Shareholder pursuant to the Underwriting Agreement, including, without limitation, those contained in Section 1.B of the Underwriting Agreement and the indemnity and contribution agreements contained in Sections 7 and 8 of the Underwriting Agreement (and such representations and warranties are incorporated herein by reference), and hereby certifies, represents and warrants to the Attorneys-in-Fact, the Company, each of the Underwriters and to legal counsel for the Company and the Undersigned, that the representations and warranties to be made by the Undersigned in Section 1.B of the Underwriting Agreement are true and correct on the date hereof and will be true and correct at and as of the date such Underwriting Agreement is executed and at and as of the Closing Date and any Additional Closing Date, and that such agreements, insofar as they relate to the Undersigned, have been complied with as of the date hereof and will be complied with on and after the Closing Date and any Additional Closing Date.



                          (c)  For purposes of delivering any certificate on
behalf of the Undersigned which may be required pursuant to the Underwriting Agreement or by counsel to the Company and the Undersigned, the Attorneys-in-Fact may rely on the representations and warranties of the Undersigned set forth herein and in the Underwriting Agreement as if said representations and warranties had been set forth in a separate certificate directed to the Attorneys-in-Fact at and as of the Closing Date or any Additional Closing Date, provided the Attorneys-in-Fact are not in receipt of written notice from or on behalf of the Undersigned or otherwise do not reasonably believe that any such representation or warranty is not true and correct at and as of the Closing Date or any Additional Closing Date.

                          (d)  The Undersigned will immediately notify the
Company, each of the Attorneys-in-Fact, each of the Underwriters and legal counsel for the Company and the Undersigned of the occurrence of any event which shall cause the representations and warranties set forth herein or incorporated herein by reference not to be true and correct during the period of the public offering of the Shares or at any time of delivery of the Shares pursuant to the Underwriting Agreement.



                          (e)  All of the information heretofore, now or
hereafter furnished by the Undersigned to the Company, each of the Attorneys-in-Fact, each of the Underwriters and legal counsel for the Company and the Undersigned in connection with the offering and sale of the Shares is accurate and complete. The maximum number of shares of Common Stock to be sold by the Undersigned to the Underwriters is accurately stated below the Undersigned's name on the signature page hereof.


                          (f)  If the Undersigned has a spouse, such spouse has
joined in the execution and delivery of this Power of Attorney for all purposes, and all references to "the Undersigned" shall mean both the Selling Shareholder who is a signatory to this Power of Attorney and to such spouse just as if such spouse were also a Selling Shareholder. The joinder of such spouse, however, has been made without regard to the ownership of the Shares to which this Power of Attorney relates.

                          (g)  If the Undersigned is a trust and the shares
held by such trust are held by a nominee which holds such shares for the account of the Undersigned, such nominee has joined in the execution and delivery of this Power of Attorney for all purposes and all references to "the Undersigned" shall mean both the Undersigned and the nominee which holds the Shares for the account of the Undersigned as if both the Undersigned and the nominee which holds the Shares for the account of the Undersigned were Selling Shareholders.

                          (h)  If the Undersigned is a partnership,
corporation, limited liability company or trust, the person signing on behalf of the Undersigned is duly authorized to execute and deliver these documents for and on behalf of such partnership, corporation or trust.


                          (i)  The Undersigned has received a copy of Amendment
No. 1 to the Registration Statement filed by the Company with the Commission on December 28, 1995, and Amendment No. 2 to Registration Statement filed by the Company with the Commission on January 24, 1995. The information relating to the Undersigned set forth under the captions Principal and Selling Shareholders commencing on page 45 of the preliminary prospectus forming a part of the Registration Statement, is true and correct in all respects.



                 4. Expenses. In addition to the expenses, if any, to be paid by the Undersigned as set forth in the Underwriting Agreement, the Undersigned shall pay all reasonable out-of-pocket costs and expenses incurred by the Attorneys-in-Fact in the discharge of their responsibilities hereunder, provided that the Attorneys-in-Fact shall serve without compensation.



                 5. Termination. If the Underwriting Agreement shall not be entered into on behalf of the Undersigned, or if it shall not become effective pursuant to its terms, or if it shall be terminated pursuant to its terms, or if the Closing Date shall not have occurred on or before February 28,

1996, or if no Additional Closing Date shall occur before March 31, 1996, then after such date the Undersigned shall have the power, on written notice to the Attorneys-in-Fact, to terminate this Power of Attorney, subject, however, (i) to any action to be taken pursuant to the Custody Agreement and (ii) to all lawful action of the Attorneys-in-Fact done or performed pursuant hereto prior to actual receipt of such notice, and thereafter the Attorneys-in-Fact shall have no further responsibilities or liabilities to the Undersigned.


                 6. Ownership of Stock. Subject to the terms of the Custody Agreement, until payment of the purchase price for the Shares being sold by the Undersigned pursuant to the Underwriting Agreement has been made by or for the account of the Underwriters, the Undersigned shall remain the legal and beneficial owner of the Shares deposited with the Custodian pursuant to the Custody Agreement and shall have the right to vote such Shares and to receive all dividends and distributions thereon. However, until such payment in full has been made or until the Underwriting Agreement has been terminated, the Undersigned agrees not to give, sell, pledge, hypothecate, grant any lien on or security interest in, transfer, deal with or contract with respect to the Shares to be sold by the Undersigned pursuant to the Underwriting Agreement or any interest therein, except in accordance with the Underwriting Agreement, or as otherwise agreed in writing by the Underwriters.


                 7. Indemnification. The Undersigned hereby agrees to indemnify and hold harmless the Attorneys-in- Fact against any and all expenses, losses, claims, damages or liabilities, joint or several, to which the Attorneys-in- Fact may become subject insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any action taken or omitted to be taken by the Attorneys-in-Fact pursuant hereto, other than those expenses, losses, claims, damages or liabilities which result from the negligence or bad faith of the Attorneys-in-Fact. The Attorneys-in-Fact assume no responsibility or liability to any person other than in the discharge of their responsibilities hereunder.



                 8. Power of Substitution. Each of the Attorneys-in-Fact is hereby granted and shall have full power of substitution hereunder. Such substitution shall be effected by notice thereof to the Undersigned, signed by the Attorney-in-Fact who is being substituted for as well as by his successor Attorney-in-Fact.


                 9. Governing Law. This Power of Attorney for all purposes shall be governed by and construed in accordance with the internal laws of the State of New York.


                 10. Notice. Any notice required to be given pursuant to this Power of Attorney shall be deemed given if in writing and delivered in person, or if given by telephone or facsimile if subsequently confirmed in writing, (i) to the Attorneys-in-Fact, 8023 Vantage Drive, San Antonio, Texas 78230,
Attention: James R. Leininger, M.D. and Peter A. Leininger, M.D. (facsimile no.: (210) 308-3993), or (ii) to the Undersigned at the address or facsimile number set forth on the signature page hereof. Each of the Attorneys-in-Fact agree to forward copies of any and all notices received by him to the Undersigned at the address and facsimile number set forth on the signature page hereof.

                 IN WITNESS WHEREOF, the Undersigned has executed this Power of Attorney this ___ day of ______________, 199__.

                                        (To be signed exactly as name appears
                                        on Certificate(s) representing the
                                        Shares)




                                        ----------------------------------------


                                        Print name, address and facsimile
                                        number:


                                        ----------------------------------------


                                        ----------------------------------------


                                        ----------------------------------------


                                        ----------------------------------------



Number of Shares to be sold:
                            ----------

NOTE: ALL SIGNATURES ON THIS POWER OF ATTORNEY MUST BE GUARANTEED BY A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Signature(s) guaranteed by:



-----------------------------------
Name:

                           INDIVIDUAL ACKNOWLEDGMENT


STATE OF ____________     )
                          )  ss.:
COUNTY OF ___________     )


                 On this __ day of _______________, 1996, before me personally came ___________________, to me known to be the individual described in and who executed the foregoing Power of Attorney and acknowledged that he executed the same.




                                        ----------------------------------------

                                             Notary Public

If the Selling Shareholder is an individual, check whether married [ ] or not married [ ]. If married and spouse has not signed above as a Selling Shareholder because spouse is not a registered owner of the deposited stock certificates, spouse must consent by signing below and having signature guaranteed:


                                        Selling Shareholder Spouse



                                        ----------------------------------------
                                        Name:


NOTE: ALL SIGNATURES ON THIS POWER OF ATTORNEY MUST BE GUARANTEED BY A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM.


Signature(s) guaranteed by:



----------------------------------------
Name:

                      Acceptance by the Attorneys-In-Fact




                 James R. Leininger, M.D. and Peter A. Leininger, M.D. each hereby accepts his appointment as attorney- in-fact pursuant to the foregoing Power of Attorney and agrees to abide by and act in accordance with the terms of said agreement.




                                        ---------------------------------------
                                        James R. Leininger, M.D.




                                        ---------------------------------------

                                        Peter A. Leininger, M.D.

                                                  EXHIBIT A TO POWER OF ATTORNEY

                         FORM OF UNDERWRITING AGREEMENT

                                                  EXHIBIT B TO POWER OF ATTORNEY

                             KINETIC CONCEPTS, INC.

                               CUSTODY AGREEMENT



Dennis E. Noll, Esq.
Kinetic Concepts, Inc.
8023 Vantage Drive
San Antonio, TX  78230



                 The Undersigned have delivered to you certificates (the "Certificates") in negotiable form representing ____________ shares of the issued and outstanding common stock, par value $.001 per share (the "Common Stock"), of Kinetic Concepts, Inc., a Texas corporation (the "Company"), together with any executed stock powers required to transfer such certificates in accordance with the terms hereof and the Underwriting Agreement (as defined below). The Certificates are to be held by you as custodian hereunder for the account of the selling shareholders listed in Exhibit I hereto (collectively, the "Selling Shareholders") and are to be disposed of in accordance with the following instructions:


                 1. The Undersigned has been appointed attorney-in-fact ("Attorney-in-Fact") for each of the Selling Shareholders pursuant to the power of attorney executed by each such Selling Shareholder (collectively, the "Power of Attorney"), and is authorized, subject to certain terms and conditions set forth in the Power of Attorney, to execute and deliver on behalf of the Selling Shareholders an Underwriting Agreement (the "Underwriting Agreement"), substantially in the form attached hereto as Exhibit II, by and among the Selling Shareholders, the Company, and the Underwriters named in Schedule I thereof (the "Underwriters"), pursuant to which the Selling Shareholders will agree to sell, and the Underwriters will severally agree to purchase, subject to the terms and conditions therein set forth, an aggregate of __________ shares of Common Stock (the "Firm Shares") at the price set forth in the Underwriting Agreement. In addition, the Selling Shareholders listed in
Exhibit II hereto (together, the "Principal Selling Shareholders") will grant to Bear, Stearns & Co. Inc. and Alex. Brown & Sons Incorporated, as representatives of the Underwriters (the "Representatives"), solely for the purpose of covering over-allotments, an option to purchase, subject to the terms and conditions set forth in the Underwriting Agreement, up to an additional __________ shares of Common Stock (the "Additional Shares" and, together with the Firm Shares, the "Shares").


                 2. You are hereby authorized and directed to hold the Certificates for the Shares and, subject to the Underwriters having concurrently provided you with a counterpart of the Underwriting Agreement that has been executed by or on behalf of the Selling Shareholders and all other parties thereto (i) on the Closing Date and any Additional Closing Date (each as defined in the Underwriting Agreement), to cause to be delivered to the Underwriters for their respective accounts, against payment therefor in full of the purchase price per Share determined in accordance with the terms of the Underwriting Agreement, one or more certificates (each, an "Omnibus Certificate") representing the number of Firm Shares to be sold on the Closing Date or the number of Additional Shares to be sold on any Additional Closing Date, as the case may be; (ii) to obtain an Omnibus Certificate upon transfer of or in exchange for the certificates deposited with you hereunder;
(iii) to have separate certificates for the aggregate number of shares represented by any Omnibus Certificate registered in such names and denominations as the Underwriters shall have requested at least two full business days prior to the Closing Date, or any Additional Closing Date, as the case may be, prepared and available for checking and packaging by the Underwriters at a location in New York, New York at least one full business day prior to the Closing Date, or any Additional Closing Date, as the case may be, for delivery to the Underwriters upon cancellation of such Omnibus Certificate. You shall not be regarded as making any representations as to the validity, sufficiency, value or genuineness of any of the Certificates or of any other documents surrendered to you or as to the validity or genuineness of any signatures on any letters of transmittal, facsimiles or other documents delivered to you in connection herewith. You may rely on the instructions of the Undersigned, or any substitute Attorney-in-Fact under the Power of Attorney, with respect to any discrepancies in the form of the Certificates or accompanying documents.

                 3. You are authorized, for and on behalf of the Selling Shareholders, to accept and acknowledge receipt from the Underwriters for their respective accounts of payment for all Shares sold and delivered by the Selling Shareholders to the respective Underwriters. The payment received by you for the account of the Selling Shareholders shall, upon order, in accordance with the instructions, of the Undersigned, be paid by you, in immediately available funds, to the Selling Shareholders, less such amount, if any, as necessary to provide for each Selling Shareholder's proportionate share of all expenses, if any, of the Selling Shareholders as provided in the Underwriting Agreement, including all necessary transfer taxes in connection with the sale and delivery to the Underwriters of the Shares sold by the Selling Shareholders, such amount to be delivered to the Company or as shall be specified by the Undersigned.

                 4. If the Underwriting Agreement shall not be executed, or shall not become effective pursuant to its terms, or shall be terminated pursuant to the provisions thereof, or the Closing Date shall not have occurred on or before _________, 1996, or if the Additional Shares represented by the certificates deposited with you hereunder are not taken up and paid for by the respective Underwriters by __________, 1996 in accordance with the provisions of the Underwriting Agreement, you are authorized and directed to exchange the Omnibus Certificate obtained pursuant to paragraph 2 above, if any, for certificates denominated as necessary to return to the Selling Shareholders Shares equal to the Shares deposited with you hereunder, and to return to the Selling Shareholders such certificates together with any stock powers, and you shall have no further responsibility hereunder. The Undersigned shall notify you promptly of the execution of the Underwriting Agreement. In addition, you shall also, as instructed by the Attorney-in-Fact, return to each of the Selling Shareholders certificates representing the number of Shares of such Selling Shareholders that are held by you in excess of the number of Shares sold by such Selling Shareholders pursuant to the Underwriting Agreement.

                 5. It is understood that until delivery by you of the certificates deposited with you hereunder has been made in accordance with the Underwriting Agreement and payment in full for the Shares represented by such certificates has been made by or for the account of the respective Underwriters, the Selling Shareholders shall remain the legal and beneficial owners of such Shares and shall have the right to vote such Shares and to receive all dividends and distributions thereon.

                 6. Under the terms of the Underwriting Agreement, the Undersigned agrees that the Shares represented by the certificates held in custody for the Selling Shareholders under this Custody Agreement are subject to the interest of the respective Underwriters under the Underwriting Agreement, that the arrangements made by the Selling Shareholders for such custodianship are to that extent irrevocable and that the obligations of the Selling Shareholders under the Underwriting

Agreement shall not be terminated by operation of law or by the occurrence of any event whatsoever, including, but not limited to, the merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death, incapacity or similar event of one or more of the Selling Shareholders. If one or more of the Selling Shareholders should merge, consolidate, reorganize, liquidate, dissolve, enter bankruptcy, become insolvent, die or become incapacitated, or if any other such similar event shall occur before the termination of this Custody Agreement, you are nevertheless authorized and directed to deal with the certificates deposited hereunder and with the terms and conditions hereof as if such merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death, incapacity or similar event had not occurred, regardless of whether or not you shall have received notice of such merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death, incapacity or similar event.

                 7. It is understood that you are authorized to accept this Custody Agreement and to take any and all actions hereunder as you shall, in your discretion, determine to be necessary to consummate the transactions contemplated hereby and by the Underwriting Agreement, and that you assume no responsibility or liability to the Selling Shareholders or to any person other than to deal with the certificates and the cash held and received by you pursuant to the terms of this Custody Agreement in accordance with the provisions hereof, and the Selling Shareholders agree to indemnify and hold you harmless with respect to anything done by you in good faith in any and all matters covered by this Custody Agreement in accordance with the foregoing instructions.

                 8. In taking any of the actions described herein on behalf of the Selling Shareholders, you are authorized and shall be entitled to ask for and act and rely upon instructions, any request made, or notices, information or assurances of fact given in writing to you by the Undersigned, or any substitute attorney-in-fact appointed under the Power of Attorney; provided, however, that you shall not be entitled to act on any statement or notice to you with respect to the noneffectiveness or termination of the Underwriting Agreement, or advice that the Underwriting Agreement has not been executed and delivered, unless such statement, notice or advice shall have been confirmed in writing to you by one of the Representatives.

                 9. It is agreed that your duties are only such as are herein specifically provided, being purely ministerial in nature, and that you shall incur no liability whatever except for liabilities resulting from your actions taken or omitted to be taken by you in bad faith.

                 10. You shall be under no responsibility in respect of any of the items deposited with you hereunder other than to follow in good faith the instructions by the Attorney-in-Fact or otherwise herein contained. You may consult with counsel (which may be counsel to the Company) and shall be fully protected in any action taken in good faith, in accordance with such advice. You shall not be required to defend any legal proceedings which may be instituted unless requested to do so by the Selling Shareholders and unless you are indemnified to your satisfaction against the cost and expense of such defense. You shall not be required to institute legal proceedings of any kind. You shall have no responsibility for the genuineness or validity of any document or other item deposited with you hereunder and you shall be fully protected in acting in accordance with any written instructions given to you hereunder and believed by you to have been signed by the Undersigned.

                 11. The Undersigned hereby represents and warrants that the Undersigned has full right, power and authority to enter into this Custody Agreement and the Underwriting Agreement on behalf of the Selling Shareholders to sell, assign, transfer and deliver the Shares deposited hereunder and to be sold pursuant to the Underwriting Agreement and, upon delivery and payment for said Shares pursuant to the Underwriting Agreement, unencumbered title to such Shares shall be acquired by the respective Underwriters.

                 12. Your acceptance hereof by the execution of this Custody Agreement shall constitute an acknowledgment by you of receipt of the certificates hereinbefore referred to and the acceptance by you of the authorizations herein conferred and shall evidence your agreement to carry out and perform this Custody Agreement in accordance with its terms.

                 13. This Custody Agreement shall for all purposes be governed by and construed in accordance with the internal laws of the State of New York.

                 IN WITNESS WHEREOF, this Custody Agreement is executed this ___ day of ______________, 199__.


                                        Very truly yours,

                                        SELLING SHAREHOLDERS
                                        [LIST ALL]



                                        By:
                                           ------------------------------------

                                             Name:


                                             As Attorney-in-Fact for the
                                             Selling Shareholders




AGREED and ACCEPTED as of this
 __ day of ___________, 1996 by:



CUSTODIAN

Dennis E. Noll, Esq., as Custodian



By:
   ----------------------------------------
         Name:  Dennis E. Noll, Esq.

                                                  EXHIBIT I TO CUSTODY AGREEMENT



                              SELLING SHAREHOLDERS


                                                   Number of Firm           Number of Additional
Name                                               Shares To Be Sold        Shares Available for Sale
----                                               -----------------        -------------------------

                                                 EXHIBIT II TO CUSTODY AGREEMENT


                         FORM OF UNDERWRITING AGREEMENT